Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is made as of August 28, 2015 (the “Effective Date”) by and among INTREPID POTASH, INC. (the “Borrower”), each of the Lenders party to the Credit Agreement (defined below) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of August 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows.

ARTICLE I - AMENDMENTS

Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:

1.1                               The following new defined term is inserted alphabetically into Section 1.01 of the Credit Agreement:

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

1.2                               The definition of “Facility Termination Date” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

“Facility Termination Date” means August 28, 2020, any later date as may be specified as the Facility Termination Date in accordance with Section 2.23, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated, in each case pursuant to the terms hereof.

1.3                               The definition of “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

“Alternate Base Rate” means, for any day, a rate of interest per annum equal to the highest of (i) zero percent (0.0%), (ii) the Prime Rate for such day, (iii) the sum of the Federal Funds Effective Rate for such day plus 0.50% per annum and (iv) the Eurodollar Rate (without giving effect to the Applicable Margin) for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.25%, provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the rate reported by the applicable financial information service at approximately 11:00 a.m. London time on such day.

1.4                               The definition of “Co-Documentation Agent” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

“Co-Documentation Agent” means each of Bank of Montreal and Bank of America, N.A., in their respective capacities as documentation agents for the credit facility evidenced by this Agreement.

1.5                               The definition of “Daily Eurodollar Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

“Daily Eurodollar Base Rate” means, with respect to a Swing Line Loan, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for one month appearing on Reuters Screen LIBOR01 (or on any successor or substitute page on such screen) as of 11:00 a.m. (London time) on a Business Day, provided that, if Reuters Screen LIBOR01 (or any successor or substitute page) is not available to the Administrative Agent for any reason, the applicable Daily Eurodollar Base Rate for one month shall instead be the applicable interest settlement rate for deposits in Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for one month as reported by any other generally recognized, publicly available financial information service selected by the Administrative Agent as of 11:00 a.m. (London time) on a Business Day, provided that, if no such interest settlement rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) is available to the Administrative Agent, the applicable Daily Eurodollar Base Rate for one month shall instead be the rate determined by the Administrative Agent to be the rate at which U.S. Bank or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the interbank market at approximately 11:00 a.m. (London time) on a Business Day in the approximate amount of the relevant Swing Line Loan and having a maturity equal to one month.  For purposes of determining any interest rate hereunder or under any other Loan Document which is based on the Daily Eurodollar Base Rate, such interest rate shall change as and when the Daily Eurodollar Base Rate shall change.

1.6                               The definition of “Eurodollar Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety as follows:

“Eurodollar Base Rate” means, with respect to a Eurodollar Advance for the relevant Interest Period, the greater of (a) zero percent (0.0%) and (b) the applicable interest settlement rate for deposits in Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) appearing on the applicable Reuters Screen (or on any successor or substitute page on such screen) as of 11:00 a.m. (London time) on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period, provided that, if the applicable Reuters Screen (or any successor or substitute page) is not available to the Administrative Agent for any reason, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the applicable interest settlement rate for deposits in Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) as reported by any other generally recognized, publicly available financial information service selected by the Administrative Agent as of 11:00 a.m. (London time) on the Quotation Date for such Interest Period, and having a maturity equal to such Interest Period, provided that, if no such interest settlement rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) is available to the Administrative Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which U.S. Bank or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of the relevant Eurodollar Loan and having a maturity equal to such Interest Period.

1.7                               The definition of “Excluded Taxes” set forth in Section 1.01 of the Credit Agreement is hereby amended by (x) deleting the word “or” immediately preceding clause (iii) and inserting a comma in place thereof and (y) inserting the following new clause (iv) immediately after clause (iii):

or (iv) any U.S. federal withholding Taxes imposed under FATCA.

1.8                               Section 3.2 of the Credit Agreement is hereby amended by inserting the words “or liquidity” immediately after the phrase “If a Lender or the LC issuer determines the amount of capital”.

1.9                               Section 3.5 of the Credit Agreement is hereby amended by (x) inserting “, W-8BEN-E” immediately after the phrase “deliver to the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN” in clause (d) and (y) inserting the following new clauses (h) and (i) immediately after clause (g):

(h)                                 If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this Section 3.5(h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(i)                                     For purposes of determining withholding taxes imposed under FATCA, from and after August 28, 2015, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

1.10                        Schedule I of the Credit Agreement is hereby amended and restated in its entirety pursuant to Exhibit A attached hereto.

ARTICLE II- REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants as follows:

2.1                               This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

2.2                               As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof, except in each case to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

ARTICLE III- CONDITIONS PRECEDENT

This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to:

1.              The Administrative Agent’s receipt of counterparts of (i) this Amendment duly executed by the Borrower, the Administrative Agent and the Lenders and (ii) a Consent and Reaffirmation in the form of Annex A hereto duly executed by each Guarantor.

2.              A Certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (i) that there have been no changes in the charter document of such Loan Party, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, or certifying that the charter documents of such Loan Party delivered to the Administrative Agent on August 3, 2011 were true, accurate and complete on such date and remain in effect on the Effective Date without amendment, restatement, supplement or other modification from the copies of such documents delivered on August 3, 2011, (ii) the Operating Agreement or other organizational document, as attached thereto, of such Loan Party as in effect on the date of such certification, or certifying that the organizational documents of such Loan Party delivered to the Administrative Agent on August 3, 2011 were true, accurate and complete on such date and remain in effect on the Effective Date without amendment, restatement, supplement or other modification from the copies of such documents delivered on August 3, 2011, (iii) resolutions of the Board of Directors or other governing body of such Loan Party authorizing the execution, delivery and performance of each Loan Document to which it is a party, (iv) the Good Standing Certificate (or analogous documentation if applicable) for such Loan Party from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction and (v) the names and true signatures of the incumbent officers of each Loan Party authorized to sign the Loan Documents to which it is a party, and (in the case of the Borrower) authorized to request an Advance or the issuance of a Facility LC under the Credit Agreement or a certification that the incumbency and specimen signatures delivered to the Administrative Agent on August 3, 2011 have not changed.

3.              Opinion of Bryan Cave LLP, counsel for the Loan Parties.

4.              Payment of all fees and expenses then due and payable by the Borrower pursuant to Section 4.1 below to the extent invoiced or pursuant to that certain Amendment No. 2 Fee Letter between the Borrower and the Administrative Agent.

ARTICLE IV- GENERAL

4.1                               Expenses.  The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable and documented third party out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

4.2                               Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging methods shall be effective as delivery of a manually executed counterpart of this Amendment.

4.3                               Severability.  Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

4.4                               Governing Law.  This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of Colorado, but giving effect to federal laws applicable to national banks.

4.5                               Successors; Enforceability.  The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

4.6                               Reference to and Effect on the Credit Agreement.

a.                                      Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

b.                                      Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.

c.                                       The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4.7                               Headings.  Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

INTREPID POTASH, INC.

By:	/s/ Brian D. Frantz
Name: Brian D. Frantz
Title: Senior Vice President and
Chief Accounting Officer

Signature Page to

Amendment No. 2 to

Intrepid Potash Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent

By:	/s/ Brad Johann
Name: Brad Johann
Title: Vice President

Signature Page to

Amendment No. 2 to

Intrepid Potash Credit Agreement

WELLS FARGO BANK, NA., as a Lender

By:	/s/ Jason Powers
Name: Jason Powers
Title: Vice President

Signature Page to

Amendment No. 2 to

Intrepid Potash Credit Agreement

BANK OF MONTREAL, as a Lender

By:	/s/ Lindsay Giometti
Name: Lindsay Giometti
Title: Vice President

Signature Page to

Amendment No. 2 to

Intrepid Potash Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Martha Carpenter Smith
Name: Martha Carpenter Smith
Title: SVP

Signature Page to

Amendment No. 2 to

Intrepid Potash Credit Agreement

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Bruce B Fortner
Name: Bruce B Fortner
Title: Vice President

Signature Page to

Amendment No. 2 to

Intrepid Potash Credit Agreement

UNITED FCS PCA
D/B/A FCS COMMERCIAL FINANCE GROUP, as a Lender

By:	/s/ Jeremy Voigts
Name: Jeremy Voigts
Title: Vice President

Signature Page to

Amendment No. 2 to

Intrepid Potash Credit Agreement

BANK OF THE WEST, as a Lender

By:	Stanley J. Adelstein
Name: Stanley J. Adelstein
Title: Vice President

Signature Page to

Amendment No. 2 to

Intrepid Potash Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Laura Woodward
Name: Laura Woodward
Title: Officer

Signature Page to

Amendment No. 2 to

Intrepid Potash Credit Agreement

EXHIBIT A

SCHEDULE I
Commitments

Bank:	Commitment:	Percentage:
U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and as a Joint Lead Arranger	$55,000,000	22.000000000000%
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Joint Lead Arranger and as Syndication Agent	$55,000,000	22.000000000000%
BANK OF MONTREAL, as a Co-Documentation Agent	$32,500,000	13.000000000000%
BANK OF AMERICA, N.A. , as a Co-Documentation Agent	$32,500,000	13.000000000000%
AGFIRST FARM CREDIT BANK	$27,500,000	11.000000000000%
UNITED FCS, PCA DBA FCS COMMERCIAL FINANCE GROUP	$20,000,000	8.000000000000%
BANK OF THE WEST	$17,500,000	7.000000000000%
JPMORGAN CHASE BANK, N.A.	$10,000,000	4.000000000000%
TOTAL COMMITMENTS	$250,000,000	100%

Annex A

FORM OF CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to Credit Agreement (the “Amendment”)  dated as of August 28, 2015 by and among INTREPID POTASH, INC. (the “Borrower”), each of the Lenders party to the Credit Agreement (defined below) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of August 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: August 28, 2015

(signature page follows)

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Reaffirmation to be executed by its officers thereunto duly authorized, as of the date first above written.

INTREPID POTASH – MOAB, LLC

By: INTREPID POTASH, INC., its Manager

By:
Name: Brian D. Frantz
Title: Senior Vice President and
Chief Accounting Officer

INTREPID POTASH – WENDOVER, LLC

By: INTREPID POTASH, INC., its Manager

By:
Name: Brian D. Frantz
Title: Senior Vice President and
Chief Accounting Officer

INTREPID POTASH – NEW MEXICO, LLC

By: INTREPID POTASH, INC., its Manager

By:
Name: Brian D. Frantz
Title: Senior Vice President and
Chief Accounting Officer